Contingencies	12 Months Ended
Dec. 31, 2021
Contingencies
Contingencies

Note 18 – Contingencies

In the normal course of business, the Company may be party to litigation from time to time. The Company maintains insurance to cover certain actions and believes that resolution of such litigation will not have a material adverse effect on the Company. DCRC, the predecessor to the Company, received a demand letter dated August 31, 2021 from counsel purporting to represent a shareholder of DCRC alleging that the proposed vote on the Authorized Share Charter Proposal (“Proposal”) for the proposed business combination with Legacy Solid Power violated Section 242(b)(2) of the Delaware General Corporation law and demanded that DCRC provide DCRC’s Class A stockholders with a separate class vote on the Proposal. DCRC subsequently provided for the Class A stockholders to have a separate class vote on the Proposal share increase. The Proposal was approved and the Business Combination closed. The counsel who issued this demand letter made a fee demand (the “Fee Demand”) for prompting the change in the Proposal. The Company accrued a liability of $500 on its Consolidated Balance Sheets as of December 31, 2021 in anticipation of settling the Fee Demand. On March 10, 2022, the Company settled the Fee Demand for an amount that is materially consistent with our accrual.